Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about service concession arrangements [abstract]
Appendix VI: Key Regulatory Issues and Concessions and Licenses Held by the Telefonica Group
Appendix VI: Key regulatory issues and concessions and licenses held by the Telefónica Group
Regulations
As a digital telecommunications operator, the Telefónica Group is subject to sector-specific telecommunications regulations, general competition law and a variety of other regulations, including privacy and security, which can have a direct and material effect on the Group’s business areas. The extent to which telecommunications regulations apply to the Telefónica Group depends largely on the nature of its activities in a particular country, with traditional fixed telephony services and fixed broadband usually subject to stricter regulations.
In order to provide services and operate its networks and to use spectrum, the Telefónica Group must obtain general authorizations, concessions and/or licenses from the pertinent authorities in each country in which the Group operates (hereinafter referred to as national regulatory authorities or NRAs). The Group is also required to obtain radio frequency licenses for its mobile operations.
This section describes the legislative framework and the recent legislative key developments in the most relevant countries and regions in which the Group has significant interests. Many of the legislative changes and the adoption of regulatory measures by sector-specific regulators which are described in this section are in the process of being adopted and, therefore, have not yet concluded.
Electronic Communication Regulation in the European Union
By Directive (EU) 2018/1972, of December 11, 2018, the European Code of Electronic Communications (EECC in its acronym in English) was approved by the European Parliament and the Council.
The Code includes measures to stimulate investment on very high capacity network (VHCN), modernization of the provisions of the Universal Service and certain changes in the regulation of services with the aim of balancing the supply conditions (Level Playing Field) between telecom operators and OTTs. In addition, some improvements are included for the coordination of spectrum management processes throughout the EU as well as a harmonization of licenses duration up to at least 20 years.
The Commission will review the operation of this Directive and send a report to the European Parliament and the Council by December 21, 2025.
In accordance with the provisions of the EECC, the Relevant Market Recommendation (RMR) adopted in December 2020, identifies the relevant markets within the electronic communication sector that are susceptible of ex ante regulation by the NRAs. The NRAs should assess the competitive conditions of these markets and where appropriate, designate operators as having significant market power (SMP) and impose obligations. The markets susceptible to ex ante regulation were reduced from 4 to 2: wholesale local access provided at a fixed location market (m1) and wholesale dedicated capacity market (m2). Nevertheless, NRAs are still able to analyze any other market that according to national circumstances might deemed to be uncompetitive.
In relation to the maximum cap at European level for both fixed and mobile termination rates (FTRs/MTRs), since the adoption of a Delegated Act, by the EC, on December 18, 2020, the maximum rates applicable are those included in the correspondent glide paths per country, with the aim of converging to 0.2 euro cents per minute for mobile termination and to 0.07 euro cents per minute in the case of fixed rates as of January 1, 2024.
The Commission, in consultation with BEREC, will review the Delegated Act by December 2025 and review whether EU – wide tariffs are still necessary. If EU – wide tariffs are no longer necessary, NRAs will be able to carry out their own market analysis.
Additionally, the European Council has approved the Recovery and Resilience Mechanism (RRM), with European funds of 750 billion euros until 2025 as a central pillar of the European Digital Transformation (at least 20% of funds devoted to digitalization) initiatives which can receive support to advance connectivity and the digitalization of society.
Telecom Single Market
EU Regulation 2015/2120 of the EP and of the Council of November 25, 2015, lays down measures basically concerning open Internet access (Net Neutrality) and roaming on public mobile communications networks within the Union.
•Roaming: On April 13, 2022, the new Regulation on international roaming in the European Union was published in the Official Journal of the EU and being directly binding for Member States as it entered into force on July 1, 2022. From this date the new regulation maintains “Roaming like at Home” and includes a price cap glide path for maximum wholesale rates for voice, data and SMS. This reviewed regulation also includes new provisions on transparency and Quality of services. This regulation is set to expire in 2032, though it is foreseen review in 2025 to assess market evolution. For this 2025 review, the EC started a process to analyze wholesale roaming costs together with the Euro rate for mobile termination (MTRs). By June 30, 2025, the Commission shall, after consulting the Body of European Regulators for Electronic Communications (BEREC), submit a report to the European Parliament and the Council, followed, if appropriate, by a legislative proposal to amend the Regulation.
•Net Neutrality: Under the principle of network neutrality applicable to Internet access services area, network operators are not permitted to establish technical or commercial restrictions regarding the devices that can be connected or the services, or applications and contents that can be accessed or distributed through the Internet by the end user. It also refers to the non-discriminatory behavior (e.g. non-anticompetitive) to be adopted by operators regarding the different types of Internet traffic circulating through their networks.
BEREC has updated the Guidelines on the Implementation of the Open Internet Regulation. Reviewed guidelines prohibit non application agnostic price differentiation, resulting in near prohibition of zero rating and sponsored data commercial practices. Telefonica does not expect a commercial impact in current portfolio of services.
On April 30, 2023, the EC submitted a report assessing the regulatory implementation of the OIR to the European Parliament and to the Council thereon. The EC concluded the principle based Open Internet Regulation remains relevant and fit for purpose, proposing to keep OIR unchanged. The EC shall deliver a new assessment report in four years’ time, by April 30, 2027, including, needed be, appropriate proposals to amend the Regulation.
Digital Single Market
Among the most relevant regulatory initiatives we can find the following:
•Content Package:
•On November 28, 2018, the audiovisual Directive (AVMS) was published in the Official Journal of the European Union. The text came into force on December 19, and had to be transposed into national law in the EU member States by September 19, 2020. Among the main novelties of the regulation, it includes greater protection of children, limits on advertising and boost to European production. Rules will apply to television channel and also to video-on-demand platforms and distribution of videos, as well as to live broadcasts on these platforms. In particular video sharing platforms will be obliged to reserve at least 30% of European production in their video catalogs on demand. In addition, Member States may impose financing obligations to providers of VOD services established in another Member State but offering services in their countries.
▪The Geo-Blocking Regulation forbids any unjustified geographically-based restrictions which undermine online shopping and cross-border sales. Audiovisual services are excluded from the scope of the Regulation and territorial licenses and legitimate geo-blocking practices are considered justified protection tools for the European audiovisual industry. On December 13, 2023, European Parliament adopted a Resolution on the implementation of the 2018 Geo-blocking Regulation in the Digital Single Market, maintaining that the eventual inclusion of audiovisual services in the scope of the Geo-blocking Regulation would result in a significant loss of revenue, putting investment in new content at risk, while eroding contractual freedom and reducing cultural diversity in content production, distribution, promotion and exhibition. European Commission will present its Second Implementation Report on the application of the Regulation and its overall impact on the Internal Market in 2025.
▪European Commission issued a Recommendation on combating online piracy of live content on May 4, 2023. The Recommendation acknowledges that sports and other live events such as concerts contribute to a diverse European cultural scene and to economic growth and job creation in the EU. The Recommendation proposes some measures (1) to ensure prompt treatment of notices related to unauthorized retransmissions of live sports events during the transmission in order to minimize the harms caused by the illegal streaming, (2) to encourage the use of dynamic blocking injunctions tailored to live events based on successful experiences in some Member States and (3) to enhance cooperation amongst competent authorities in the fight against piracy, including cross-border cooperation. The Recommendation also sets up a monitoring system by which European Commission and European Observatory on Infringements of Intellectual Property Rights (EUIPO Observatory) will assess the impact of the recommended measures by November 17, 2025 and decide whether additional legislative measures are necessary in view of technological developments.
•Regulations on the Digital Services and the Digital Markets:
The Digital Services Act 2022/2065 of October 19, 2022 and the Digital Markets Act 2022/1925 of September 14, 2022 were adopted and published in the Official Journal of the EU.
In relation to the new Digital Services regulation, obligations will apply throughout the EU to all digital services that connect consumers to goods, services or content, such as:
•Rules on the removal of illegal goods, services or content online.
•Safeguards for users whose contents have been removed by error by the platforms.
•Obligation for the platforms to adopt measures to avoid the abuse of their systems.
•Transparency measures with a wide scope.
•New powers to control the operation of the platforms.
•New rules on the traceability of companies in online markets.
•Cooperation process between authorities to ensure compliance and adoption of measures.
In February 2024, the obligations established for intermediary providers came into force.
In November 2024, the European Commission adopted an implementing act setting out the rules and templates for transparency reporting to ensure that all relevant providers provide clear and comparable information on their content moderation practices. Providers will have to start collecting data from July 2025, with the first harmonized reports to be published in 2026.
For its part, the Digital Markets regulation, is in force since May 2, 2023, and its main goal is preventing the so called “gatekeepers” from imposing unfair conditions on end users and at ensuring the openness of important digital services, its main provisions are:
•It will only apply to the main platform providers more prone to incur in unfair practices and ensuring contestability in a set of core platform services.
• It establishes quantitative thresholds for the designation of "gate keepers".
•It requires "gate keepers" to take action in a proactive manner.
•The regulation foresees mechanisms for the Commission to designate new "gatekeepers" below the thresholds; to add new services and obligations; and to impose structural or behavioral remedies for systematic non-compliance through a market investigation.
•The EC can impose fines of up to 10%of the company's total worldwide annual turnover or 20% in the event of repeated infringements.
Artificial Intelligence Act.
Regulation (EU) 2024/1689 on AI entered into force on August 1, 2024, and will be fully applicable two years later, with some exceptions: prohibitions will enter into force after six months, governance rules and obligations for general purpose AI models will apply after twelve months, and rules for AI systems- embedded in regulated products- will apply after 36 months. To ease the transition to the new regulatory framework, the Commission has launched the AI Pact, a voluntary initiative that aims to support future implementation and invites developers to comply with the key obligations of the AI Act in advance. Telefónica has signed the European Pact.
The AI regulation is based on a risk-based approach. The higher the risk of the AI system, the stricter the obligations. There are even use cases that are directly prohibited. For systems that are classified as high-risk and predefined as such in the Law, some obligations are stablished called the “minimum requirements” that have to be complied before putting the system into the market and once the system is being commercialized. For other AI systems, which are not classified as high risk, voluntary measures apply. Different types of actors are distinguished in the value chain: AI system suppliers, importers/distributors and system users, each with different responsibilities. The most onerous obligations are imposed on the IA providers.
Providers of generative AI must maintain the technical documentation of the model, provide information to other providers who integrate the model, respect EU copyright law and publish a detailed summary of the content used for training, and cooperate with the Commission and national authorities. Providers of models with systemic risk are also required to conduct assessments according to standardized protocols, assess and mitigate systemic risk at EU level, maintain serious incident reports, conduct adversarial testing and ensure an adequate level of cyber protection. The development of codes of conduct at EU level is encouraged and facilitated to contribute to the proper implementation of the regulation.
In September 2024, Telefónica signed the AI Pact, committing to start applying the principles of the AI Act ahead of its entry into application, namely 3 core actions: (1) having an AI governance strategy to foster AI uptake, (2) mapping high-risk AI systems and (3) promoting AI literacy and awareness among employees.
Telefónica is also contributing to the development of the first Code of Practice for general-purpose AI models (GPAI), which will detail the AI Act provisions for providers of general-purpose AI models & general-purpose AI models with systemic risks and will help AI companies to demonstrate compliance with the AI Act.
Data Protection
In relation with Data Protection & Privacy, the new General Data Protection Regulation (GDPR) of April 27, 2016, directly applicable in all member States in Europe from May 25, 2018, introduced administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching the new data protection rules. Spain, Germany and the United Kingdom have adopted implementing measures of this Regulation.
In April 2024, the European Parliament voted its position on the GDPR Procedural Rules Regulation. In June 2024, the European Council adopted its Common Approach on the proposed Regulation. Trilogue negotiations between both Institutions have followed. The future Regulation aims to improve cross-border cooperation between National Data Protection Authorities (DPAs) with a targeted harmonization of key aspects of the administrative procedures in cross-border cases. The Regulation will complement GDPR, without amending GDPR substantial elements, nor rights of data subjects neither obligations of data controllers and processors. The Regulation will be adopted following Ordinary Legislative Procedure, requiring final agreement between both EU Co-Legislators, European Parliament and Council.
In parallel, European Commission issued its Second Report on the application of GDPR in July 2024. The Report states that GDPR continues to ensure strong protection for data subjects and risk-based obligations for controllers and processors. The Report also identifies some priority areas to improve the application of the GDPR (e.g., robust enforcement, cooperation between Data Protection Authorities and coherent application of EU digital rules). The Report refers to the Proposal for a Regulation on e-Privacy “that has been under negotiation for several years” and states that reflection is needed on the next steps for this initiative, including its relationship with the GDPR.
On January 10, 2017, the EC put forward its Proposal for a Regulation on ePrivacy, to replace the current Directive 2002/58/EC on privacy in the electronic communications sector and complement the GDPR. The EC proposal also introduces administrative fines of up to 4% of an undertaking’s annual global turnover of the preceding financial year for breaching new regulation. After lengthy and unsuccessful negotiations, the new Commission is expected to withdraw the proposed Regulation in 2025.
Regarding International Transfers of Data, in July 2023 the European Commission adopted the new EU-US Data Privacy Framework, which established the adequate level of protection to be afforded to personal data transferred from the EU to the US companies signatories of the new EU-US Data Privacy Framework principles.
On October 9, 2024, the European Commission conducted the first review to monitor relevant developments in the U.S. and verify whether all elements of the U.S. legal framework are working effectively in practice. Periodic reviews will be carried out thereafter, at least every four years.
The EU-US Data Privacy Framework is the third try after its predecessors, the 2000 Safe Harbour and the 2016 Privacy Shield, were considered invalid by the European Court of Justice.
The new EU-US Data Privacy Framework is administered by US Department of Commerce, which processes applications for self-certification and monitors whether signatory companies continue to comply with EU-US Data Privacy Framework principles, thus continue to meet the certification requirements as an “adequate company”.
Compliance by US signatory companies with their obligations under the EU-US Data Privacy Framework will be enforced by the US Federal Trade Commission.
In December 2024, the European Data Protection Board (EDPB), composed by representatives of the relevant National Data Protection Authorities, published Guidelines about data transfers to third country Authorities (in case of collecting crime evidence, checking financial transactions or approving new medications) and approved a new European Data Protection Seal.
Radio spectrum policy
The European Electronic Communications Code grants the Radio Spectrum Committee (RSC) the powers to harmonize the use of spectrum bands, for the provision of electronic communications services and lays down the rules governing the process through which Member States authorize those bands to specific users. It also mandates Member States to allow the use of sufficiently large blocks of the 3400-3800 MHz band, and at least 1 GHz in the 24,25-27,5 GHz band, in order to facilitate the roll-out of 5G.
Assignment processes have been completed across our European footprint in the 3400-3800 MHz band, with Telefónica securing at least 70 MHz in each market (see table at the end for details).
Regarding the 24,25-27,5 GHz band, it is available in Germany through local licenses awarded on a first-come-first-served basis. In Spain, a competitive tender took place in December 2022 and Telefónica secured a national license of 1 GHz.
Once the harmonization and assignment of the priority bands for 5G (700 MHz, 3500 MHz and 26 GHz) has been nearly completed, the European institutions are beginning the process to identify new bands that in a 2025-2030 horizon may be available for the provision of wireless broadband services. Among the most relevant bands for Telefónica are the 470-694 MHz and the 6425-7125 MHz bands, which have been regionally identified at the ITU world conference in 2023, and the 3800-4200 MHz band. As part of that process the RSC approved in December 2024 a mandate to the CEPT with a view to the harmonization of the 6425-7125 MHz band, and CEPT approved in November 2024 the response to the mandate from the RSC on the use of the 3800-4200 MHz band for local low and mid-power networks.
EU competition law
European competition provisions have the force of law in the Member States and, therefore, are applicable to our operations in those States.
The Treaty on the Functioning of the European Union (TFEU) prohibits “concerted practices” and any agreement between companies that may affect trade between Member States and that restricts or has the objective of restricting competition in domestic market. The Treaty also prohibits any abuse of dominant position within the European Union or any considerable part thereof that may affect trade between Member States.
The EU Merger Regulation requires that all mergers, acquisitions and joint ventures involving companies that meet certain turnover thresholds are subject to review by the EC rather than the national competition authorities. In accordance with the amended Community Merger Regulation, market concentrations that significantly impede effective competition in the market will be prohibited. The European Commission has the authority to apply the EU framework for the defense of the competition.
There are similar competition rules in the legislation of each Member State. Those responsible for ensuring compliance are the national competition authorities.
In addition, in 2023 the EU on Foreign Subsidies Regulation introduced a notification-based procedure to investigate concentrations and public procurement procedures of very high monetary value involving financial contributions granted by non-EU governments to EU and non-EU companies.
Spain
General regulatory framework
The legal framework for the regulation of the telecommunications sector in Spain is governed by the General Telecommunications Law (11/2022) of June 28, transposing the implementation of the "EECC" into national law.
The Delegated Act, approved by the European Commission in December 2020, sets the maximum applicable rates for mobile termination at 0.2 euro cents per minute as of January 1, 2024, and for fixed termination at 0.07 euro cents per minute as of July 1, 2021.
The Market and Competition National Commission, or CNMC, created by the Law 3/2013, assumed in 2013 its role as telecommunications and audiovisual service regulator in Spain. This organism is also the competition authority in Spain and the national regulatory authority for transport, postal services and energy.
The main licenses and concessions held by Telefónica in Spain are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Market analysis
The following are the most relevant markets in which Telefónica is deemed to have Significant Market Power (SMP).
Fixed markets
Wholesale fixed access and call origination market
On January 17, 2017, the CNMC approved the definition and the analysis of the market for access and call origination on fixed networks. Considering that Telefónica has SMP, the CNMC imposed specific obligations to Telefónica regarding the provision of origination services, preselection and wholesale access service to the telephone line on a cost-oriented bases, and regarding the implementation of an accounting system. Telefónica was imposed, among others, the obligation of no discrimination, transparency and separation of accounts. In July 2024, the CNMC approved the deregulation of this market.
Wholesale (physical) to network infrastructure access and wholesale broadband access
On October 7, 2021, CNMC has completed the latest broadband market analysis (1/2020, 3b/2014 markets). The most remarkable aspects stated by CNMC are:
•To expand the competitive area in new generation networks, from 66 to 696 municipalities, which represent the 70.5% where the Spanish population lives. In these areas the obligation to offer a wholesale broadband access service (NEBA) will not be imposed on Telefónica’s fiber network.
•In the remaining municipalities, CNMC requires Telefónica to provide other operators with a virtual disaggregated access service (local NEBA) and a wholesale broadband access service (NEBA) on its fiber network.
•Throughout the whole territory, CNMC decided to maintain the obligation by which Telefónica must provide wholesale access service to its civil infrastructure (ducts, conduits and poles).
High-quality wholesale access market in a fixed location
On March 29, 2022, the CNMC approved the definition and analysis of the market for high quality wholesale access provided at a fixed location considering that Telefónica has SMP and imposed obligations regarding access to terminal leased lines, business bitstream access, access to civil works infrastructure and economic replicability. It also imposed, among others, the obligation of non-discrimination, transparency and separation of accounts.
In September 2024, the CNMC proposed a modification to the economic replicability methodology of Telefónica's retail broadband offers. The modifications introduced aim to simplify the methodology by defining a higher level of grouping in the flagship products when determining replicability, and removing restrictions on configuring promotional actions, as well as the obligations for prior notification of the launch of new products and promotions.
The final resolution was approved on February 4, 2025 with its publication in the Official State Gazette (BOE).
On December 20, 2024 the CNMC has published a public consultation with the market analysis 1/2020 and 3b/2014 proposing the deregulation of Telefónica’s fiber network access obligations, as well as associated obligations such as economic replicability. The public consultation period extends until the end of February 2025, and the final resolution is expected to take place at the end of the first half of 2025.
Likewise, on December 20, 2024, the CNMC has also published a public consultation with the analysis of a new relevant market for access to physical infrastructures, maintaining the existing framework of regulated access obligations to Telefónica’s civil infrastructures with cost-oriented prices and under transparent and non-discriminatory conditions existing in the scope of the 1/2020 market.
The public consultation period runs until the end of February 2025, and the final decision is expected in the second half of 2025.

Wholesale access to submarine cable infrastructure
In July 2024, the final resolution of the CNMC's market analysis proposal to deregulate wholesale access to Telefónica de España’s submarine cable infrastructure was approved. As a result, Telefónica de España will no longer be considered as an SMP operator with respect to its submarine trunk routes and all current obligations were lifted within 6 months of such approval.
Universal service obligations
On February 6, 2023, the Minister for Economic Affairs and Digital Transformation issued the Ministerial Order designating Telefónica de España, S.A.U. as the operator responsible for the provision of the services included in Article 37.1 of the General Telecommunications Law: adequate broadband internet access service at a fixed location with a minimum download speed of 10 Mbps as well as voice communications services at a fixed location. The territorial scope of the designation is the entire national territory and the designation is made for a period beginning at zero hours on February 10, 2023 and ending at zero hours on January 1, 2025.
In December 2024, the Secretary of State for Telecommunications submitted to public consultation the tender specifications for the designation of the operator responsible for providing the services included in the universal service, as well as the possible expression of interest of operators to participate in such a tender.
The final designation of the operator responsible for the provision of the above services is expected to take place during the first quarter of 2025.
Spectrum
On February 22, 2021, Telefónica España acquired a 10 MHz block in the 3.4-3.8 GHz band for 21 million euros. With this spectrum acquisition, Telefónica completes 100 MHz which corresponds to the maximum carrier width in the 5G standard. In order for all the operators to have contiguous frequency blocks and ensure a more efficient use of the spectrum to deploy 5G technology and associated services, the Ministry of Economic Affairs and Digital Transformation adopted a resolution for the reorganization of the 3.4-3.8 GHz band. Regarding the 700 MHz band, Telefónica España acquired 2x10 MHz for 310 million euros in the spectrum auction which took place in July 2021.
Additionally, Telefónica has already extended its administrative concessions in the 3.4-3.6 GHz band (2x20 MHz) and the 2.1 GHz band (2x5 MHz+ 5 MHz) until 2030.
Telefónica was awarded with 5 blocks of 200 MHz for an amount of 20 million euros in the auction of the 26 GHz band that took place on the December 21, 2022 The licences were formalized in May 2023.
Pursuant to the provisions of the Second Transitory Provision of the General Telecommunications Law, Telefónica Móviles España has requested the extension of the spectrum concessions to a total term of 40 years. The Ministry of Economic Affairs and Digital Transformation submitted for public consultation a draft Ministerial Order modifying the duration of the concessions.
Last June 2024, the Ministerial Order was finally approved.
Telefónica Móviles España acquired 20 MHz in the 3500 MHz band in the secondary spectrum market after the approval of Orange and MásMóvil merger process. Approval of the transfer by the Secretary of State for Telecommunications will be effective as of January 1, 2025.
In addition, Telefónica Móviles España and DIGI have agreed to mutualize their spectrum in the 3500 MHz band, giving both operators the right to use 140 MHz of contiguous spectrum. The mutualization agreement between the two operators was approved by the Secretary of State for Telecommunications in December 2024.
5G cybersecurity
Royal Decree-Law 6/2023, of December 19, which approves urgent measures for the execution of the Recovery, Transformation and Resilience Plan, includes in its fifth final provision the modification of Royal Decree-Law 7/2022, of March 29, on requirements to guarantee the security of fifth generation (5G) electronic communications networks and services.
The main amendments refer to:
•The need to request authorization for installation and modifications to the 5G access network in areas identified as "critical".
•The obligation to have two suppliers as part of the supply chain diversification strategy is limited exclusively to the radio access network. In any case, the Administration reserves the right to modify the diversification strategy of the operators for security reasons.
•Certain elements, functions and systems of both the core of the network and the control and management systems and support services may be located outside the national territory, provided that the Ministry of Digital Transformation can exercise its powers of inspection and sanctioning regime so that it can carry out a comprehensive verification of the functioning, operability and conditions of use of such critical elements of a 5G network and, if necessary, adopt precautionary or definitive measures on them.
In addition, on December 21, 2023 the Secretary of State for Telecommunications and Digital Infrastructures submitted for public consultation the draft Royal Decree approving the 5G National Security Scheme (ENS5G), which includes the risk analysis and mitigation strategies. The approval of the ENS5G Royal Decree came into force on May 1, 2024.
Contribution to RTVE funding
In August 2009, the Radio and Television Corporation Finance Law (Ley de Financiación de la Corporación de Radio y Television Española) was approved establishing that: (i) telecommunication operators which operate nationwide or at least in more than one region, have to pay a fixed annual contribution of 0.9% of the invoiced operating income of the year (excluding the revenues of the wholesale reference market), and (ii) the concessionaire companies and providers of TV services which operate nationwide or at least in more than one region have to pay an annual fixed contribution to the RTVE funding as follows: (a) 3% on the gross revenue of the year for open concessionaire companies or TV services providers; and (b) 1.5% on the gross revenue of the year for concessionaire companies to provide Pay TV services.
Contributions made to the funding of RTVE were appealed by Telefónica España and Telefónica Móviles España. The proceedings are currently on hold waiting for the ruling on (i) a prejudicial question submitted by the National High Court to the Court of Justice of the European Union; and (ii) also on an unconstitutionality question submitted to the Spanish Constitutional Court regarding compliance of the underlying law with the European legislation and the Spanish Constitution.
The Audiovisual Communications General Law includes a provision to withdraw the 0.9% of the invoiced operating income contribution to RTVE funding which entered in force by January 1, 2023.
Acquisition of Distribuidora de Televisión Digital, S.A. (DTS)
The Resolution of the CNMC of April 22, 2015 authorized the acquisition of the exclusive control of DTS (Distribuidor Oficial de Televisión, S.A.) by Telefónica de Contenidos, S.A.U. As a result of such authorization, the new entity assumed a set of commitments for a five-year period, which briefly are: i) the obligation to make available a wholesale offer of channels with premium content, that allows the replicability of Telefónica retail Pay TV offer; ii) the prohibition of including a period of permanence clause in contracts for Pay TV packages; iii) the prohibition of attract DTS customers for a period of two months; iv) the obligation to keep at least three international routes uncongested with three Internet Connectivity Providers; and v) the prohibition of formalizing exclusive contracts exceeding three years with content providers.
In July 2020, the CNMC agreed to extend for three years most of the commitments to which the authorization of the concentration between Telefónica and DTS was subordinated in 2015.
Telefónica Spain appealed the CNMC's extension decision and although the Sixth Section of the Administrative Chamber of the National Court of Appeals issued a dismissal decision, Telefónica Spain has appealed this decision in cassation before the Supreme Court. This cassation appeal (nº 3655/2023) was admitted for processing on July 13, 2023, and is pending to be scheduled for voting and ruling.
In May 2023, having elapsed such extension of three additional years, the commitments to which the authorization of the merger between Telefónica Spain and DTS was subordinated in 2015 have definitively expired.
Germany
General regulatory framework
The European Union legislative framework was implemented in Germany at the end of June 2004, by the approval of Telecommunications Act (Telekommunikationsgesetz). The Telecommunications Act has been repeatedly amended over the last years, most recently through the transposition of the European Code of Electronic Communications (EECC) into German law with effect from December 1, 2021. The national regulatory authority responsible for regulation of electronic communication networks and services is the Bundesnetzagentur, or BNetzA.
The main licenses and concessions held by Telefónica in Germany are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”.
Spectrum
In May 2024, the BNetzA continued the procedure for the provision of frequencies in the 800 MHz, 1,800 MHz and 2,600 MHz ranges with the publication of the consultation draft of a final decision (draft decision) and made this available for consultation until July 8, 2024. The draft decision is based on the BNetzA's framework conditions from September 2023 and the comments received on the same. The draft decision provides for the existing frequency usage rights in the above-mentioned frequency ranges, which expire at the end of 2025, to be extended for a transitional period of five years in an initial action plan.
In a second set of actions, a larger procedural framework is to be established for utilisation from 2031 onwards, including rights of use and new frequency ranges that expire in 2033 or become newly available for mobile communications in the coming years; a decision on this set of actions is planned for 2028.
The Telefónica Deutschland Group commented on the draft decision. A final decision in the frequency provision procedure is expected in the first quarter of 2025.
Regarding the coverage requirements resulting from the 2019 frequency auction, the Telefónica Deutschland Group notified the BNetzA at the beginning of January 2023 that it had fulfilled the obligations due at the end of 2022 to cover households and major routes, and to commission 1,000 5G base stations and base stations in 500 white spots, respectively, in line with the obligations.
The notification was reviewed by the BNetzA. In September 2023, the BNetzA determined that the Telefónica Deutschland Group had fulfilled the obligation to supply households and 1,000 5G base stations on time. With regard to the sites along the major routes and in white spots that were not fulfilled on time, the BNetzA sent a further consultation letter to the Telefónica Deutschland Group regarding their non-fulfilment and subsequent fulfilment. With regard to a few sites where the BNetzA assumes that the Telefónica Deutschland Group is responsible for the delay, the BNetzA opened a further hearing in September 2023 as part of a fine procedure. Both proceedings are still ongoing.
Regarding the coverage requirements to cover further traffic routes due at the end of 2024, the Telefónica Deutschland Group notified the BNetzA in January 2025 that it had fulfilled the obligations in line with the obligations. The notification is still being reviewed.
Regarding the coverage requirements resulting from the 2019 frequency auction, the Telefónica Deutschland Group, the Deutsche Telekom Group and the Vodafone Group in July 2021 entered into a cooperation for the joint construction of additional radio towers and masts, as well as their technical support and use. The cooperation is designed to meet coverage obligations, especially for transport routes and in rural areas, where frequency holders are allowed to enter into cooperation agreements to fulfil these obligations.
In November 2021, the Telefónica Deutschland Group concluded an agreement with the Deutsche Telekom Group on active shared network usage at “grey spots”, which are areas in which only one mobile network operator offers mobile network access to its customers. A similar agreement with the Vodafone Group has been concluded on January 25, 2022. In both cooperation agreements, live operations were launched in the third quarter of 2022 with reciprocal access to the first mobile network sites.
On August 26, 2024, the Cologne Administrative Court ruled that the BNetzA decision of November 26, 2018, was unlawful due to concerns of bias and influence by a federal ministry; this decision was on the allocation and auction rules for the auction conducted in 2019 of the frequencies in the 2 GHz and 3.6 GHz ranges. The BNetzA was obliged by the court to issue a new decision. The grounds for the judgement would allow the BNetzA to reissue the previous decision with a new statement of reasons.
On August 2, 2023, the 1&1 Group publicly disclosed it had concluded a binding preliminary contract for a long-term, exclusive national roaming partnership with Vodafone Group, in which the parties were obligated to conclude a final national roaming cooperation as quickly as possible. This cooperation includes the non-discriminatory provision of national roaming services in areas not yet covered by the new 1&1 mobile network and in particular includes access to the 5G network of Vodafone Group, including mobile communication standards 2G and 4G and future mobile communication standards and technologies.
On August 23, 2024, the 1&1 Group announced the final signing of the national roaming cooperation with the Vodafone Group and the launch of national roaming for new 1&1 customers on the Vodafone Group network in areas not yet served by the 1&1 Group itself starting August 29, 2024. Existing 1&1 customers who previously used the Telefónica Deutschland Group network are to be migrated to the Vodafone Group network by December 31, 2025.
Market reviews
The EU Commission’s delegated act on termination rates entered into force on July 1, 2021 and the approved charges have been amended accordingly:
Mobile termination rates (MTR)
Due to the delegated act a charge of 0.20 euro cents per minute applies from January 1, 2024. This charge applies to all German providers of these services.
Fixed termination rates (FTR)
FTRs have been subject to a charge of 0.07 euro cents per minute since July 1, 2021. This charge applies to all German providers of these services.
United Kingdom
General legislative framework
The EU Regulatory Framework was implemented in the United Kingdom by the Communications Act in 2003. The Office of Communications, or Ofcom, is designated as the NRA responsible for the regulation of electronic communications networks and services. Under the terms of the Withdrawal Agreement, the UK implemented the 2020 Electronic Communications and Wireless Telegraphy Regulation (Amendment) (European Electronic
Communications Code and EU Exit) which made amendments to the Communications Act, with effect from December 21, 2020, in order to transpose the EECC into UK law.
The main licenses and concessions held by Telefónica in the United Kingdom are listed at the end of this Appendix VI under the title “Main concessions and licenses held by the Telefónica Group”. These licenses are part now of the joint venture with Liberty Global plc (VMED O2 UK Limited) (see Note 2).
Wholesale price regulation
Mobile termination rates (MTR)
Following a market review, mobile termination rates for all mobile providers, including the four national mobile communications operators are subject to controls based on the pure long-run incremental cost approach ("pure LRIC"). In its 2021-2026 price control decisions, Ofcom set a charge control, with the prevailing rate as of April 1, 2024 set at 0.468ppm.
However, termination rates for calls originating outside the UK must be no more than the reciprocal termination rate charged by the relevant international telecoms provider for a call originating in the UK, or the MCT provider’s domestic rate, whichever is the higher.
MTR caps will be updated on April 1, 2025 based on inflation (CPI measured for 12 months at December 31, 2024) plus X, with X specified as + 1.5%.
Ofcom is expected to begin consulting on the regulation of these markets for 2026-2031 during the summer of 2025.
Fixed termination rates (FTR)
Similar to MTRs Annual indexation to CPI applies to prevailing FTRs, but with no “X” adjustment based on the same time period for CPI. VMO2’s current FTR is 0.0356ppm from April 1, 2024.
The review of fixed termination rates will take place at the same time as MTRs are reviewed.
Spectrum
Following an agreement between the Government and industry to provide for a “Shared Rural Network”, the mobile operators, including Telefonica United Kingdom, agreed to amend their 900 and 1,800 MHz licenses to provide for 88% geographic coverage by 2024 and 90% geographic coverage by 2026. Telefónica UK achieved its coverage objective by the mid-2024 target date.
Ofcom has announced that it will start the award of 26GHz and 40GHz mmwave spectrum in the third quarter of 2025.
In December 2024, Ofcom launched a consultation which reviews the annual licence fees paid for 900 MHz, 1800 MHz, and 2100 MHz spectrum. Ofcom’s initial proposal was a 14.8% reduction in the fees currently paid by Telefónica UK.
Brazil
General legislative framework
The delivery of telecommunications services in Brazil is subject to regulation under the regulatory framework provided in the General Telecommunications Law enacted in July 1997. The National Agency for Telecommunications (Agência Nacional de Telecomunicações or ANATEL), is the principal regulatory authority for the Brazilian telecommunications sector. On October 4, 2019, Law 13.879/2019 was published, introducing significant changes to the telecommunications framework.
Brazilian competition regulation is based on Law No. 12529 of November 30, 2011. The Administrative Council for Economic Defense, or CADE, is the agency in charge of enforcing the competition rules. The antitrust law establishes a pre-merger notification regime for concentration transactions, with turnover thresholds (one participant with gross revenue of 750 million Brazilian reals in Brazil and other participant with gross revenue of 75 million Brazilian reals in Brazil) and maximum time length for merger review procedure (240 days, extendable to 330 days).On October 18, 2016, CADE issued the Resolution No 17, which changed the rules concerning the mandatory notification of the so called ‘associative agreements’. The new regulation tends to reduce notifications of associative agreements that do not raise antitrust concerns.
Licenses
The main licenses and concessions of spectrum held by Telefónica in Brazil are listed at the end of this Appendix VI.
In the state of São Paulo, Telefônica Brasil provides fixed telephony services (STFC) under the so-called public regime, through a concession agreement which is expected to remain in force until December 31, 2025. On October 4, 2019, Law 13.879/2019 (resulting from PLC 79/2016) was published. This Law introduces changes to the telecommunications regulatory framework by allowing fixed-line concessions operators to migrate from a concession regime for limited time (in which the underlying assets reverts to the government at the end of the concession) to an authorization regime.
On July 5, 2022, and according to the Law, ANATEL presented a methodology with an estimation of the economic value associated with the migration of the concession regime to authorization.This methodology was validated by the Federal Court of Accounts ("TCU" for its acronym in Portuguese) on March 22, 2023, with the consideration that ANATEL should envisage the market value for the valuation of reversible assets.
ANATEL re-evaluated the service adequacy balance (from concession to authorization) based on the indications presented by the TCU, presenting a new economic value estimate that was approved on July 24, 2023.
Telefônica Brasil had to validate this value within 120 days. However, given the possibility that in processes involving arbitration and migration an agreement could be reached between ANATEL and Telefônica Brasil, which should be agreed with the TCU, ANATEL agreed to Telefônica Brasil's request to suspend the aforementioned 120 days term. Likewise, it sent to the TCU the request for a Consensual Solution for the resolution of the existing conflict between ANATEL and Telefônica Brasil registered under Process No. 036.366/2023-4.
On January 23, 2024, TCU approved ANATEL’s request for a friendly settlement, which resulted in the creation of negotiating committee.
On December 16, 2024, Telefônica Brasil, ANATEL, the TCU and the Brazilian Ministry of Communications signed an agreement on the terms and conditions for the adaptation of the STFC concession contracts to an authorization instrument (the Self-Composition Agreement).
The Self-Composition Agreement includes several key conditions: (i) Telefônica Brasil is required to make specific investments on terms established under the agreement; (ii) Telefônica Brasil must maintain the provision of fixed-line telephone services in certain locations without adequate competition within the concession area until December 31, 2028; (iii) all pending administrative and judicial proceedings related to the concession at ANATEL or in the courts must be resolved, and Telefônica Brasil must withdraw any cases filed against the regulator; and (iv) Telefônica Brasil must commit to fulfilling public interest pledges for up to ten years as part of the adaptation process.
Completion of the migration to the authorization regime is conditioned upon the signing of a Single Term of Authorization with ANATEL, compiling all previous licenses into one single title, which is expected to occur in the first quarter of 2025.
On April 8, 2021, the Ministry of Telecommunications and ANATEL approved the Resolution No. 744, which adopts the Regulation for the Continuity of the Provision of Fixed Commuted Telephony Service for Use by the General Public ("STFC") under the Public Regime - RCON. This Regulation established that at the end of Telefônica Brasil’s STFC concession, the assets belonging to its patrimony (which are used for the provision of multiple services including the STFC under the public regime) will be subject to a contract between the company and the new concessionaire or the Federal Government, to transfer their right of use under fair and reasonable economic conditions.
On the other hand, the assets that are indispensable and exclusively used to ensure the continuity of the provision of STFC under the public regime, will have their possession reverted to the Federal Government through compensation and under the terms of the RCON. It should be noted that these assets constitute residual and decreasing assets of the company's assets.
In this way, the Concessionaire's assets, at the end of the concession contract on December 31, 2025, will not be susceptible to the reversal of its ownership to the Union. The assignment of the use of shared assets and the possession of exclusive assets of the STFC is now defined by means of specific contracts already provided for in the operational manual of the RCON, approved by Decision No. 269/2021/COUN/SCO.
After the adoption of Resolution No. 744, the obligation to submit a list of reversible assets ("RBR") to ANATEL is merely informative with the objective of maintaining transparency of the assets used by the Concessionaire in the provision of STFC under the public regime.
Nevertheless, it is important to emphasize that in the scope of administrative proceeding TC nº. 003.342/2022-0, in progress at the TCU, a technical report stated that the RCON should be reviewed, such understanding shall still be submitted to the court’s ruling. The process was suspended by decision of the minister in charge.
With the approval of the adjustment term with ANATEL and TCU, Telefônica Brasil no longer has any reversible assets, so this discussion no longer affects us. However, the TCU can still review the RCON.
In the other Brazilian states, Telefônica Brasil provides local, international and long-distance STFC, personal mobile service (SMP) and broadband multimedia communication services (which include the provision of fixed broadband connection) and pay TV services, all under the private regime.
On June 17, 2020, the Decree that regulates Law 13,879/2019 was published. The Decree 10,402/2020 allows the renewal of existing licenses. Previously, only a single license renewal was allowed for the same period. Currently, the successive renewals will be made in a competitive process at market price. The renewal amount can be converted, totally or partially, into investment commitments.
Regarding the extension of the 850 MHz band authorizations, if the legal and regulatory requirements are met, ANATEL agreed to extend the current authorizations for the use of radio frequencies in Bands A and B, proposing their approval, on a primary basis, until November 29, 2028. However, specific conditions for renewal, including those related to the economic valuation criteria and obligations, were challenged by the affected service providers (including Telefônica Brasil).
After ANATEL dismissed the appeals filed by the providers, ANATEL referred the case to the federal court of accounts of Brazil (“TCU”), and in September 2022, TCU decided that the possibility of successive extensions brought by Law 13.879/19 should be considered as an exception, applicable only when certain requirements are met (art. 167 of Law 13.879/19 and article 12 of decree 10.402/20). Telefônica Brasil appealed that decision, defending the successive extension of licenses as a rule and not as an exception, in accordance to Law 13.879/19.
In addition, on December 8, 2022, ANATEL revoked Telefônica Brasil´s 450 MHz spectrum authorization (451 - 458 MHz and 461 - 468 MHz) covering the states of Alagoas, Ceará, Minas Gerais, Paraíba, Pernambuco Piauí, Rio Grande do Norte, Sergipe and part of São Paulo. The decision was motivated by the fact that Telefônica Brasil could not provide evidence of service activation in the 450 MHz band as a result of the unavailability of 450 MHz devices ecosystem and of the waiver clause contained in the tender notice, interpreted by ANATEL as meaning that the waiver would operate automatically in case of non-activation of the frequency within the contractual term. Previously, on September 2022, ANATEL revoked authorizations held by other providers.
In 2022, Telefônica Brasil acquired part of the mobile assets of “Oi”, which resulted in additional spectrum authorizations in 900, 1800, and 2100 MHz. These assets were grouped into a Special Purpose Entity called “Garliava RJ Infraestructura e Redes de Telecomunicações S.A.", which was fully incorporated into the company in 2023.
In April 2023, ANATEL determined that the authorizations of the Telefônica Brasil, in the 900 MHz band should not be extended (with the exception of the region of Minas Gerais and authorizations acquired from "Oi"), alleging that the efficient use of this spectrum had not been properly demonstrated, since the low capacity associated with this band (2.5 + 2.5 MHz) imposes limitations on its effective use. The non-renewal of these 900 MHz licenses, however, does not affect the services currently provided by the company. Also in April 2023, ANATEL decided to renew the 1,800 MHz licenses of the Telefônica Brasil until 2032.
In August 2023, ANATEL also renewed the 900 MHz and 1800 MHz Telefônica Brasil licenses in part of the state of Minas Gerais (PGO sector 2) until 2032. The 900 MHz and 1800 MHz Telefônica Brasil licenses in the rest of the State of Minas Gerais (PGO sector 3), were already renewed by ANATEL in April 2020 and expire in 2035.
In addition, in the same month, ANATEL decided to renew the 2100 MHz Telefônica Brasil licenses until April 2038. This is the first extension foreseen in the contract and bidding process that originated these authorizations. TCU’s technical area did not identify any evidence of irrational or inappropriate use of the bands that would ultimately justify refusing to extend the terms of these authorizations. On the other hand, it noted the need to adjust Article 31 of Resolution 757/2022 in order to maintain in the new proposed maximum validity periods. However, the final position of the TCU is still awaited.
In November 2021, ANATEL held the greatest spectrum auction in its history, with 700 MHz, 2.3 GHz, 3.5 GHz and 26 GHz lots. On that occasion, Telefônica Brasil acquired 3.5 GHz and 26 GHz national licenses (100 MHz and 600 MHz bandwidths, respectively). The company also won regional 2.3 GHz licenses, with 50 MHz bandwidth in Southeast Region (except Sao Paulo state and PGO Sector 3) and 40 MHz bandwidth in Sao Paulo state, North and Midwest Regions (except PGO Sectors 22 and 25). These licenses guarantee the necessary spectrum to provide 5G services and are valid for 20 years, renewable under existing legal conditions at the end of this time.
Interconnection, tariffs and prices
Interconnection among public networks is mandatory in Brazil. Generally, parties can freely negotiate the terms and conditions about technical points, economic discounts and rights/obligations, of the interconnection agreements. Interconnection rates for fixed network operators identified as operators with significant market power (SMP) (Resolution No. 588/2012) are defined by ANATEL; the interconnection rates for the use of mobile operators' networks (Resolution No. 438/2006), may be agreed between the parties. However, if the parties fail to reach a consensus, particularly regarding charges to fixed operators (Resolution No. 576/2011), ANATEL imposes the rates to be used. The mobile termination market is based on the model of incremental costs and, pursuant to applicable laws, variations in VU-M must be reflected in VC1 (retail price paid by users for local fixed-mobile calls). Regarding VC2 and VC3 (retail price paid by users for national long distance fixed-mobile calls), variations in VU-M no longer need to impact these values, as is still the case of VC1. In March 2020, ANATEL approved Resolution No. 724, which established the Standard for the implementation and monitoring of tariff freedom in the Fixed Telephone Service (STFC) for use by the general public, in the National Long-Distance mode. Since then, the company has been free to determine domestic long-distance fees according to the market.
The Telefónica Group, including VIVO, has been identified as an operator with SMP in the following markets: (i) fixed network infrastructure access for data transmission in copper pairs or coaxial cables at speeds up to 12 MBps in the region of São Paulo; (ii) wholesale fixed network infrastructure to transport local and long distance transmission at speeds up to 34 MBps in the region of São Paulo; (iii) passive ducts and trenches infrastructure throughout Brazil; (iv) call termination on mobile network in Brazil; (v) in the fixed call termination market in the region of São Paulo; and (vi) national roaming market throughout Brazil.
ANATEL's Resolution no. 694/2018 in July 2018 changed the PGMC, which, besides others changes, recognized a new relevant wholesale market of high capacity data transport services with speeds higher than 34 Mbps, in which Telefónica Brazil is established as SMP throughout the country.
In addition, operators without SMP are no longer entitled to charge fixed termination fees up to 20% higher than the highest fee adopted by fixed operators with SMP in the same region, since the publication of the Resolution no. 694/2018 in July 2018.
Further, ANATEL’s Resolution No. 694 of July 17, 2018, changed article 41 of the Appendix II of the General Plan of Competition Goals (PGMC), and established the Bill and Keep between SMP and the non-SMP operators as 50/50%, from February 24, 2018. Accordingly, the VU-M values (in Brazilian reals) for 2024 applicable to Telefónica Brazil are the following: (i) Region I: 0,01472; (ii) Region 2: 0,01599; and (iii) Region 3: 0,01738, nevertheless Telefónica Brazil can reach an agreement for higher values with other operators.
Since the publication of the Public Consultation 64 on the 6th of November, 2023, PGMC is under a revision process carried out by ANATEL, who is proposing inclusions of new relevant wholesale markets, alterations in the others and updating of SMP operators. The consultation period ended in April 2024, and the approval of the new PGMC is scheduled for the second half of 2025.
Regulation on Universal Service
Currently, only Fixed Switched Telephony Services are subject to universalization obligations. These obligations are established in the General Plan of Universalization Targets (PGMU) and can be reviewed every five years.
Mexico
General regulatory framework
In Mexico, telecommunication services are regulated by the Constitution, the Federal Telecommunication and Broadcasting Law (LFT y R), and the promulgated Federal Law of Economic Competition, in addition to specific regulations issued by the Federal Telecommunications Institute (IFT). This agency has played a role in the regulation, supervision, and promotion of these sectors, as well as in the implementation of asymmetric measures to prevent anti-competitive practices. These measures include the framework interconnection agreement and a set of reference offers for: MVNOs, roaming and local loop unbundling. In 2014, Telefónica México used some reference offers.
On December 20, 2024, a constitutional reform was published, which reorganizes the federal public administration by eliminating 16 autonomous bodies, including the IFT, whose powers will be assumed by agencies of the Federal Executive. Telecommunications and broadcasting regulation will be managed by a new agency – the Digital Transformation and Telecommunications Agency – while economic competition will be assigned to an antitrust authority. In addition, key functions such as the granting and revocation of concessions will be concentrated in the executive branch. Although the IFT's previous asymmetrical policies and regulations will remain in force until the new authority modifies them, this reform represents a significant structural change that poses regulatory and operational challenges.
Notwithstanding the above, the issuance of the secondary legislation that will define the new agencies and their organizational structure is still pending. Under the terms of the reform, the abolition of the IFT will not take effect until 180 days after the publication of such legislation.
Licenses
Pegaso PCS, S.A. de C.V. (Pegaso PCS) has a Single Concessions which allows to provide any telecommunication services technically feasible.
Wholesale Agreement.
Telefónica México has extended until 2030 the term of the "Wholesale Access Services Agreement" signed in 2019, through which AT&T México provides Telefónica with access to its 3G, 4G, and 5G networks. Since the beginning of the traffic migration in 2020, Telefónica México’s customers have had access to AT&T’s network, guaranteeing quality of service and data privacy. Notwithstanding the foregoing, Telefónica México continues to operate all other elements of its network, such as the transport and core network, which integrates all other platforms necessary to provide services to its customers in a completely independent and unrestricted manner.
Prices and tariffs
Tariffs charged to customers are not regulated. They are set by companies and must be registered with the IFT, in order to be enforced.
Interconnection
On November 14, 2023, the NRA published the mobile termination rates (MTRs) that it will use to resolve MTR disputes for the years 2024, 2025 and 2026. For 2024, these were established for the Preponderant Economic Agent (Radiomóvil Dipsa, S.A. de C.V.- Telcel-) at 0.013900 pesos per minute, while for mobile non-preponderants it will be 0.044972 pesos per minute. These rates were calculated using the cost model developed with the same pure cost methodology previously used, but with new criteria and variables.
Foreign ownership/restrictions on transfer of ownership
Since the amendments to the Constitution published in June 2013 foreign investment (FDI) up to one hundred percent in telecommunications is allowed.
Chile
General regulatory framework
The General Telecommunications Law No. 18168 of 1982, as amended, establishes the legal framework for the provision of telecommunications services in Chile. The main regulatory authority in Chile is SUBTEL (the Under-Secretary of Telecommunications).
The principal regulation concerning competition in Chile is Decree No. 211 of 1973, whose current text was established in Law Decree No. 1 of 2005 (Ministerio of Economía, Fomento y Reconstrucción). The Competition Court follows and determines infringements of competition law. Law Nº. 20.945 was published on August 30, 2016 increasing the administrative fines up to 30% of the sales relating to the product line or services associated with the infringement during the period in which the alleged infringement took place, or up to the double of the economic profit reached by the infringement.
Other relevant laws that have an impact on the operation are Law No. 20,808, which protects the free choice of users in cable, Internet or telephony services, Law No. 21,046 that establishes the obligation of a guaranteed minimum speed of Internet access; Law No. 21,245, that establishes the obligation to provide the Automatic National Roaming service in certain areas; Law No. 19.496 concerning consumer data protection; Law No. 19,628 on the protection of personal data, and Law No. 21,542 allowing the protection of critical infrastructure by the Army in case of serious or imminent danger.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica Chile has been granted licenses of public local phone services, Voice Over Internet Protocol services, concessions of international long distance and concessions to install and exploit the national fiber optic network and mobile satellite. 2.6 GHz and 700 MHz concessions established an obligation for Telefónica Móviles Chile to provide a wholesale service to MVNOs, under a non-discriminatory and complete reference offer (including prices). This same obligation extends to the new 5G technology recently deployed.
On December 5, 2019, the TDLC notified resolution 59 through which it modified the 60 MHz spectrum cap, establishing percentage caps by macrobands. Against this resolution, claims were filed by some operators and Conadecus, which were partially accepted by the Supreme Court on July 13, 2020, in the sense of: i) maintaining the percentage caps set by the TDLC, with the exception of the low macroband (up to 1 GHz) which went from 32% to 30%, and ii) establishing certain complementary measures to the Mobile Network Operators such as, national mandatory and temporary roaming; or keeping an offer of facilities and resale plans for MVNOs permanently available and updated, among others.
On February 16, 2021, the auction for the 3.5GHz band, initiated in 2020, was completed and Telefónica Móviles Chile has been awarded 50MHz. On October 2, 2021, the decree granting the concession to Telefónica Móviles Chile in the 3.35-3.40 GHz band was published in the Chilean Official Gazette. From that date, the terms conferred started as follows: (i) 30 years period of the concession and (ii) implementation of the terms for the start of service of the 5G project (12 months for stage 1, 24 months for stage 2, and 36 months for stage 3). Telefónica Móviles Chile completed the deployment of all base stations corresponding to phase 1, 2 and 3 of the 5G project.
In October 2023, Subtel called for a second 5G tender to award 50 MHz in the 3,400 - 3,600 MHz band. The award was made at the end of June 2024, in favor of Claro de Chile SpA.
Prices and tariffs
Public telecommunication services prices and prices for intermediate telecommunication services are freely established by operators, unless there is an express resolution by Chile's Competition Court on existing conditions in the market confirming that there is not enough competition. Additionally, maximum prices for interconnection services (access charges for network use, mainly) are subject to tariff regulation for all operators, being set by stipulated procedures.
In June 2023, Subtel requested the Tribunal de Defensa de la Libre Competencia to review the services subject to tariff regulation and its resolution is still pending. Ministries set maximum tariffs under efficient operator model basis.
Maximum interconnection tariffs for telephony services are set every five years jointly by the Ministry of Transport and Telecommunications and the Ministry of Economy.
Interconnection
Interconnection is obligatory for all license holders with the same type of public telecommunications services and between telephony public services and intermediate services that provide international long distance services. Every five years, SUBTEL sets the applicable tariffs for services provided through the interconnected networks.
On May 9, 2019, a Tariff Decree regarding fixed termination rate (Decree Nº 115/2019), was adopted for the 2019-2024 period. The tariff decree for the period 2019-2024, entered into force retroactively in May 2019 and represents a 65% drop from the previous value to reach a value of 1.3 CLP per minute during normal business hours. The current fixed decree remains in force by virtue of the provisions of Law No. 21.637, which establishes that a new single tariff process must be carried out for groups of fixed concessionaires. Subtel has already initiated this new single tariff process for groups of fixed concessionaires. Subtel has already initiated this new single tariff process for groups of fixed companies, corresponding to Group 1, which is formed by Telefónica Chile, and VTR/ Claro. The definitive technical bases for this new process were issued by Subtel on June 17, 2024. The companies submitted their tariff studies on November 4, 2024, and are awaiting the regulator's response on March 4, 2025. In the meantime, during the duration of this new process, Telefónica Chile must continue to apply the same rates, duly indexed, applicable under the current tariff decree, without having to apply them retroactively.
Regarding mobile termination rates, in 2019 a decree was issued, which will be applicable for the next 5 years, The average tariff which will apply until 2024 was 1.8 CLP per minute (0.0024 euros, without VAT, based on the exchange rate as of February 6, 2019, to be charged on a per second basis). The validity of the new tariff decree starts on January 26, 2019. A new tariff decree is in the process of being approved by the Comptroller’s Office, whose tariffs, once published, will be retroactive to January 27, 2024, and will be in effect for the entire five-year period 2024-2029.
Argentina
General regulatory framework
The basic legal framework for the provision of telecommunications services in Argentina is set forth in the Law “Argentina Digital” No. 27078 issued on January 7, 2015. This legal framework declared of public interest the development and regulation of information technology, communications and its associated resources (ICT's). Thus, this law became the specific regulatory regime for the free market, including rules on interconnection, universal service and radio spectrum, and setting out the principles of network neutrality and giving to the technological, informational and communicational companies the possibility of providing broadcasting services (except satellite infrastructure), and setting a single license system.
Additionally, the Government approved the Decree No. 267/2015, published in the Official Gazette on January 4, 2016, which amended the Argentina Digital Act creating the National Communication Agency (ENACOM), which is the continuation of the Federal Authority for ICTs (Autoridad Federal de Tecnologías de la Información y las Comunicaciones).
By the Decree of Need and Urgency No. 690/2020 ("DNU 690/2020"), it was resolved to amend Law 27078, establishing that Information and Communication Technology Services and Access to telecommunications networks for and among licensees are essential and strategic public services. At the same time, it determined that the prices of ICT essential and strategic public services will be regulated by the authority. Finally, it incorporated mobile communication services as public services. In connection with DNU 690/2020, Telefónica de Argentina, S.A. and Telefónica Móviles Argentina, S.A. (collectively, “Telefónica”) were forced to file a lawsuit against the Argentine State, in connection with a series of contracts for licenses to provide services and spectrum use authorizations entered into between Telefónica and the Argentine State, including the licenses resulting from the 2014 spectrum auction.
Finally, DNU 302/24 repealed DNU 690/2020 and amended the following articles of Law 27078: Article 48, which eliminated price regulation; Article 54, which was amended to leave only the basic telephone service as a public service; and finally, Article 15 of the Law, which was repealed. Finally, in August 2023, the injunction was again extended until February 2, 2024. The lawsuit initiated by Telefónica Argentina is ongoing as of the date of this Annual Report.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Additionally, Telefónica de Argentina has licenses for an indefinite period of time for the provision of communications services; local telephone services; long-distance national and international, telex, international communication and data transfer services; national and international value-added services, and other telecommunication services provided by the different license agreements entered into with the National State, and administrative acts entered into with the National State.
Roaming
By means of Law 27.497 (BO 10/01/2019) the Economic Complementation Agreement No.35 between the States part of Mercosur and the Republic of Chile was approved, which includes the Commercial Agreement between the Republic of Chile and the Republic of Argentina by which these countries are obligated to implement the international roaming services in the territory of the other party with the same tariffs or prices they charge for the mobile services in their own country.
Finally, by means of Resolution ENACOM 927/2020, the International Roaming Regime between the Republic of Argentina and the Republic of Chile was approved, establishing as from August 29, 2020, the price for international roaming service between the two countries as a local service.
Law 27.740 (BO 02/05/2024) approved the Agreement for the Elimination of International Roaming Charges for End Users of Mercosur- Argentina, Brazil, Uruguay, and Paraguay, signed on July 17, 2019.
This agreement establishes, among other things, that mobile service providers must apply to their end users the same prices they charge in their own country, according to the modality and plan contracted by each one.
The technical implementing regulations are still pending, so the agreement can be effectively implemented.
Prices and tariffs
With the enactment of DNU 302/ 2024, which supersedes DNU 690/ 2020, licensees are now able to freely set their own prices, on fair and reasonable, terms to cover exploitation costs and aim to an efficient provision and a reasonable operation margin. In this sense, the Authority of Application no longer has to authorize them.
On December 21, 2020, the BO published the ENACOM Resolution No. 1467/2020, which regulates the Mandatory Universal Basic Provision (PBU) for fixed and mobile telephone services, internet services and radio broadcasting by subscription through physical or radio links. Both the PBU benefits and the prices are established by the control authority. Only a certain group of persons who are covered by the cases set by the regulation (social plans beneficiaries, unemployed, etc.) may have access to the PBU. Although DNU 690/ 2020 has repealed the requirement for the establishment of the PBU, Resolution ENACOM 1467/ 2020 on the establishment of the PBU has not been repealed to date.
Interconnection
The National Entity of Communications (ENACOM) has the power to control interconnection prices and tariffs, and also to set them in order to the general costs or other compensation mechanism.
The Ministry of Modernization issued resolution 286/2018 establishing a new interconnection regulation. Based on this, ENACOM set a local origination or termination rate in the Fixed Telephony Service's networks equivalent to 0.0045 dollars per minute, for the local transit service an interim rate equivalent 0.0010 dollars per minute and for the service of long distance transport an interim rate equivalent to 0.0027 dollars per minute. A rate of 0.0108 dollars per minute applies to local origination or termination services in mobile networks. For all cases, the second was set as the appraisal unit of measurement.
Colombia
General regulatory framework
In Colombia there are different agencies responsible for decision-making in the Information Technology and Communications sector (ICT), among them are the Ministry of Information and Communication Technologies (MinTIC), the Communications Regulation Commission (CRC), the National Spectrum Agency (ANE), the Superintendence of Industry and Commerce (SIC).
Through Law 1341 of July 30, 2009, principles and concepts applicable to Information societies and the Organization of Information and Communications Technologies -ICT- are defined, the National Spectrum Agency is created and other provisions are issued and establishes the general framework for the formulation of public policies in the Information Technology and Communications sector. This Law was amended by Law 1978 of 2019, ICT sector is modernized, the competences are distributed and a single regulator is created, with the purpose of encouraging investment in the sector and focus on connectivity, creating more and better services, as well as unifying the regulatory framework and strengthening public television and radio.
Likewise, article 10 of Law 1341 of 2009 establishes the general rating regime for the provision of telecommunications networks and services, this rating is understood to be formally assorted, when the interested party is registered in the ICT register, provided by Article 15 of the abovementioned Law, in the same way. With the reform of this Law carried out with the Law 1978 of 2019, the subscription television service is included as provision of telecommunications networks and services and by virtue of the provisions of the transition regime established by such last mentioned regulation, the operators that to date of its publication, had concession contracts for the provision of television can qualify for general authorization and provide services in an environment of technological neutrality. In addition, telecommunication services continue to be public services in charge of the State, and Internet access has been declared an essential public service by Law 2108 of 2021.
Also, in accordance with the provisions of Article 11 of the Law 1341 of 2009, the use of the spectrum requires prior, express and granted permission by the MinTIC. As of 2019, with the amendment of Article 8 of the Law 1978, the validity of the use permit is extended of spectrum and its renewal from 10 to 20 years. The regulation provides that the granting or renewal of the permit to use a segment of the radio spectrum will result in payment, in favor of the Information and Communications Technology Fund and in charge of the permit holder. With the amendment of 2019, this consideration may be partially paid, up to 60% of the total amount, through the execution of obligations to do, to expand the quality, capacity and coverage of the service, which benefits the poor and vulnerable population, or in remote areas, in public schools located in rural areas and other official institutions such as health centers and public libraries, as well as providing emergency networks.
On the other hand, the Colombian competition law is included in Law No. 155/1959, Decree No. 2153/1992 and Law No. 1340/2009 on restrictive trade practices.
Licenses
The main concessions and licenses for spectrum use are reflected in the table, at the end of the Annex.
Telefonica applied in 2021 for the renewal of the permit for 15 MHz of spectrum in the 1900 MHz band, which was valid until October 18, 2021. For the renewal, on October 19, 2021 the MinTIC issued the resolution 2803 setting the price of renewal for 20 years .Telefónica appealed this resolution and the Ministry resolved, through Resolution 2143 of 2022, to decrease the renewal cost and eliminate the technological update obligations considered in the resolution of October 2021. Telefónica filed a request for direct revocation of the Resolution 2143, which was denied through Resolution 4454 of 2022.
On the other hand, the company has processed in June 2023, the renewal of the permit for 30 MHz in the AWS band that was assigned in resolutions 2625 and 4121 of 2013. Likewise, in September 2023, it processed the renewal of the permits for 25 MHz in the 850 MHz band and 15 MHz in the 1900 band that were assigned through resolution 597 of 2014. The national norm allows that while the definitive conditions of these renewals are closed, the spectrum is used normally. For the AWS band, MinTIC renewed the license by Resolution No. 01053 of April 2024, and resolved the appeal filed by Resolution No. 3046 of August 2024. For the 850 and 1900 MHz bands, by Resolution No. 2657 of July 2024, MinTIC renewed the authorization for 18 months, from March 29, 2024, to September 28, 2025, for 132,437 million Colombian pesos (approximately 29 million euros at the exchange rate of December 31, 2024).
In 2022, the MinTIC determined the maximum spectrum caps per provider of telecommunications networks and services for use in terrestrial mobile services (IMT) setting them at: 50 MHz for the low bands (below 1 GHz), 100 MHz for the medium bands (between 1 GHz and below 3 GHz), and 100 MHz for the medium-high bands (between 3 GHz and 6 GHz). In 2023, the MinTIC established that the calculation of the caps includes companies belonging to the same group of companies.
Then, through MinTIC Resolutions 3947, 4138 and 4185 of 2023, it was declared open and established the requirements, conditions and procedure for the objective selection process through the auction mechanism, to grant permits for the use of the radio spectrum at national level, in the 700 MHz, 1900 MHz, extended AWS, 2500 MHz and 3500 MHz bands. The spectrum available was: 10 MHz in the 700 MHz and 1900 MHz bands, 30 MHz in the 2500 MHz and extended AWS bands, and 320 MHz in the 3500 MHz band.
In the auction conditions, the MinTIC accepted a recommendation from the competition authority not to allow Claro, as the dominant operator, to choose its location within the 3.5GHz band, so the Ministry defined it after the other participants chose their location.
The MinTIC held the auction on December 20, 2023 and Telefónica participated and acquired, in joint venture with Tigo (Colombia Móvil S.A. E.S.P.), a block of 80 MHz in the 3.5 GHz band for the reserve value of 318 billion pesos, which includes the amount to be recognized for obligations to do. The acquired block has coverage obligations in primary and secondary roads, as well as to connect educational institutions through optical fiber, which must be executed within a maximum term of 18 months, extendable to 24 months in some cases. The maximum value to be recognized by the Ministry for the execution of these obligations is 69 billion pesos. The other 3 blocks were assigned to Claro, WOM and Telecall, the new operator, and also include obligations to perform.
By Resolution No. 497 of February 2024, the MinTIC granted UT Movistar Tigo the authorization to use the frequency spectrum. The teams of both companies are working to fulfill the obligations of the authorization.
On the other hand, Tigo and Telefónica created the Temporary Union UNIRED, which will manage the spectrum use permits to be used by the single mobile access network company. MinTIC, through Resolution No. 5194 of December 13, 2024, approved the assignment of the spectrum use permit held by Tigo in the 700 MHz band.
Interconnection
Mobile and fixed operators in Colombia have the right to interconnect to other operators’ networks. Before the intervention of regulatory authorities, operators must attempt direct negotiations. Interconnection must assure compliance with the objectives of non-discriminatory treatment, transparency, prices based on costs plus a reasonable profit and promotion of competition.
The conditions for access, use and interconnection of telecommunication networks are defined by the CRC in Resolution 6522 of 2022. This standard defines the signaling conditions that include the mandatory use of the SIP protocol in at least one node of the network; access conditions on the part of content and application providers (PCA) or Technology Integrators for the provision of content. This resolution modifies some articles of user protection regime, in relation to the sending SMS and USSD for commercial and advertising purposes, while establishing new obligations for assignees of short codes, and modifying the content of the Basic Interconnection Offer (OBI) was also changed with regards to the guarantees, establishing the option of prepayment and the obligation to update them.
In addition, the remuneration conditions for mobile services are in accordance with CRC 7007 of 2022. The charges for termination in mobile networks, termination of text messages, and the remuneration of National Automatic Roaming and OMVs are reduced. Bill and Keep will apply on remuneration of termination in mobile networks and SMS from May 1, 2025; it does not apply to the use of mobile networks by technology integrators, PCAs and international long-distance providers.
Prices and tariffs
The Technologies of Information and Communications Law provides for a free pricing system for communication services, unless there are market failures or quality problems. From 2016 retail tariffs for fix to mobile calls are no longer regulated except for TIGO (one of the commercial names under which Colombia Movil operates) which still holds concession for the provision of personal communication services (PCS's).
Peru
General regulatory framework
The provision of telecommunications services in Peru is governed by the Telecommunications Law, its General Regulation and related regulations. In July 2012, the Peruvian Congress approved the Law of Promotion of the Broad Band and Construction of the National Fiber Optic Backbone, Law No. 29904. This Law declared both (i) the construction of a National Fiber Optic Backbone available to the government to make possible the connectivity by the broad band; and (ii) the access and use of the infrastructure associated with the public services of energy and hydrocarbon to facilitate the display of the telecommunication network for the provision of the broad band of public necessity. In addition, Law No. 29904 implied that operators of electric, transport and hydrocarbon infrastructure projects would have to install fiber optic that would be available to the government and given in concession to telecommunication operators. Also, this law established that a percentage of the capacity of the National Fiber Optic Backbone would be reserved to the government to satisfy its necessities. Additionally, this Law incorporated the obligation of the Internet services providers to comply with the Net Neutrality regulations. In this sense, the NRA, the Organismo Supervisor de las Telecomunicaciones (OSIPTEL), adopted regulations aimed at providing clear guidelines on the implementation of the net neutrality regime adopted in Peru in 2012 that are in force since January 1, 2017.
Law No. 30083 was approved in September 2013, which seeks to strengthen competition in the public mobile market service by introducing MVNOs and mobile rural infrastructure operators (MRIO). Regulations developing the Act were published in August 2015.
In June 2023, Law 31809, Law for the Promotion of a Connected Peru, was approved, which seeks to establish measures to implement technological renovation and reduce the digital gap. The Law provides for a comprehensive review of the regulatory framework by OSIPTEL, with a view to its simplification, among other measures.
The general competition framework in Peru is based on the Legislative Decree No. 1034. This Law it is applied, in the telecommunication sector, by OSIPTEL.
In November 2019, the government approved the Prior Control of Business Concentration Operations, applicable for those mergers, acquisitions, constitution of joint ventures or the acquisition of productive assets of economic agents that produce effects that restrict competition in the National territory. This regulation entered into force in March 2021.
In compliance with such regulatory framework, on September 28, 2023, the request for approval of the share subscription agreements for the entry of a subsidiary of Kohlberg Kravis Roberts - KKR & Co, Inc. and Entel Perú S.A. in the capital stock of Pangeaco S.A.C., the Peruvian fiber optic wholesale company incorporated on March 4, 2020, was filed before INDECOPI. The application was admitted with conditions for processing by INDECOPI in September 2024.
Licenses
The main licenses and concessions to use spectrum are shown in the table at the end of this Annex.
Telefónica del Perú S.A.A faces six concession renewal processes which correspond to requests made between 2014 and 2020, all of them are pending of decisions on the part of the Ministry of Transportation and Communications (“MTC”). These concessions, according with Peruvian legislation, remain valid while the proceedings are still ongoing.
One of these renewal processes corresponds to the fourth gradual renewal of the concessions for the provision of fixed telephony services, which must be reevaluated as Telefónica del Perú S.A.A won the arbitration process against the MTC's decision to deny this renewal.
The cable distribution broadcasting service concessions were renewed in May 2016 until March 2032 and 2033, respectively.
On November 2020, the Ministry of Transportation and Communications granted Pangeaco, S.A.C. concession for the provision of telecommunications public services for a 20-year term, renewable. This Group company was created in March 2020 in order to provide all kind of telecommunications services, as well as to acquire, have and exploit telecommunications infrastructure. The company signed on January 15, 2021 the respective concession contract.
With regards to 5G, in August 2024, the Peruvian government approved Legislative Decree 1627 which allows a special mechanism for the direct allocation of 5G spectrum without the need for a public tender in exchange for investment commitments, as long as the demand does not exceed the available spectrum. To this end, the MTC will make calls for interested parties to submit their expressions of interest. The MTC has hired the consultant in charge of the recovery of the band 3.5 GHz and published the draft regulation of the legislative decree in December 2024. It is estimated that in the first half of 2025 the MTC will carry out the special allocation mechanism for the 3.5 GHz spectrum. Operators with assigned spectrum in this band that submit an Expression of Interest, will surrender this spectrum which is valued in order to discount it from the commitments to be assumed for the new spectrum.
Wholesale regulation for Major Suppliers
OSIPTEL reviews the markets identified as priority (fixed Internet, mobile, pay TV and circuits) every 3 years in order to determine the existence of major suppliers (companies with market power) in such markets and to impose obligations such as infrastructure sharing and services resale. On June 17, 2021, OSIPTEL resolved to declare Telefónica del Perú S.A.A. and its Economic Group in the country as an important provider in the wholesale Pay TV market in 10 regional markets. Telefónica del Perú S.A.A. won an appeal for reconsideration against this decision, eliminating the obligation of sharing/reselling content. Currently, the review of the process of determination of important suppliers in the fixed Internet market is in progress, market in which Telefónica del Perú S.A.A. and its economic Group in the country have been declared important suppliers in fixed Internet via xDSL and/or HFC technologies for speeds lower than 50 Mbps at national level in the last review carried out in 2019. In November 2024, OSIPTEL published a draft resolution concluding that there would be no major providers in the fixed fiber internet market.
Prices and tariffs
Tariffs for fixed local telephony and long distance services are adjusted every three months considering services baskets, pursuant to a price cap formula from inflation and a productivity and must be approved by OSIPTEL in accordance with a price cap formula based on a productivity factor. For the period from September 2022 to August 2025, the productivity factor applicable to the tariff adjustments corresponding to the quarters September - November, December - February and March - May of each year would be equal to inflation (no tariff adjustments will be made). Likewise, for the tariff adjustment corresponding to the June - August quarter, a reference productivity factor equivalent to -2.95% is considered; in this case, only if the annual variation of inflation is higher or lower than the absolute value of the reference factor +/- 1% will the respective tariff adjustment be made. OSIPTEL has started a new process of setting the productivity factor for the period from September 2025 to August 2028.
Rates charged by mobile providers to their customers have been subject to a free tariff regime supervised by OSIPTEL. Tariffs must be reported to OSIPTEL prior to implementation. On 2011, OSIPTEL approved a new price cap system by which the operators of fixed services determine the rates of the local fixed-mobile calls.
Such tariff is adjusted periodically for Telefónica del Perú S.A.A. each time the mobile interconnection charge is adjusted. In June 2024, OSIPTEL published the adjustment of this cap rate, deciding to hold its value in 0.0004 PEN per second without VAT. Likewise, pursuant to the provisions of Law 31487, OSIPTEL initiated a process to set and/or review the cap rates for service reconnection and those derived from the rules of conditions of use.
In October 2024, it set the maximum rate for reconnection of the service at 3.88 PEN, excluding VAT. OSIPTEL has suspended the application of said tariff until February 14, 2025, while it is evaluating appeals filed by Telefónica del Perú S.A.A. and other operators on this decision.
Interconnection
On May 2022, OSIPTEL published the amendment of the MTR, at 0.00129 U.S. dollars per minute rated at the second, which is applicable as of May 4, 2022 and applies to all mobile service operators.
In June 2023, OSIPTEL, after 4 years since the last revision, published the rule that established the new value for 5 interconnection charges: (i) fixed interconnection charge; (ii) local switched transport; (iii) national long distance switched transport; (iv) interconnection links and; (v) network adequacy. These charges became effective as of June 5, 2022 and are applicable to all operators that provide interconnection services.
Main concessions and licenses held by the Telefónica Group
The following tables list the concessions and licenses as of December 31, 2024 to use spectrum for mobile services and selected other applications in each country.

EUROPE	Frequency		Bandwidth (MHz)		Year of Exp. Date
Spain	700	MHz	20		2041	(1)
	800	MHz	20		2041	(2)
	900	MHz	29.6		2040	(2)
	1800	MHz	40		2038	(2)
	1900	MHz (TDD)	5		2040	(2)
	2100	MHz	29.6		2040	(2)
	2600	MHz	40		2040	(2)
	2600	MHz	20	(3)	2040	(2)
	2600	MHz (TDD)	10	(4)	2040	(2)
	3.5	GHz (TDD)	40		2040	(2)
	3.5	GHz (TDD)	10		2048	(2)
	3.5	GHz (TDD)	50		2048	(2)
	26	GHz (TDD)	1,000		2043	(1)
United Kingdom (5)	700	MHz	20		Indefinite
	800	MHz	20		Indefinite
	900	MHz	34.8		Indefinite
	1800	MHz	11.6		Indefinite
	1900	MHz (TDD)	5		2029	(6)
	2100	MHz	20		Indefinite
	2300	MHz (TDD)	40		Indefinite
	2600	MHz (TDD)	25		Indefinite
	3.5	GHz (TDD)	40		Indefinite
	3.5	GHz (TDD)	40		Indefinite
Germany	700	MHz	20		2033
	800	MHz	20		2025
	900	MHz	20		2033
	1800	MHz	20		2033
	1800	MHz	20		2025
	1900	MHz (TDD)	5		2025
	2100	MHz (TDD)	14.2		2025
	2100	MHz	10		2040
	2100	MHz	30		2025
	2600	MHz	60		2025
	2600	MHz (TDD)	20		2025
	3.5	GHz (TDD)	70		2040
(1) Initial term can be extended for 20 additional years.
(2) License extended 10 additional years by Ministerial Order of 20th June 2024.
(3) Regional licenses in Madrid and Melilla.
(4) National license excluding 2 regions (Madrid and Melilla).
(5) These licenses are part of the joint venture with Liberty Global plc (VMED O2 UK Limited).
(6) It will expire in April 2029 after the 2024 announcement. This band has not been implemented for mobile use and will be allocated to other applications in accordance with ECC Decision (20)02.

BRAZIL (1)	Frequency		Bandwidth (MHz)		Year of Exp. Date
	700	MHz	20		2029
	850	MHz	25	(2)	2028	(3)
	900	MHz	5-10	(4)	2032-2035	(5)
	1800	MHz	20-80	(6)	2032-2035	(5)
	2100	MHz	30-60	(6)	2038
	2300	MHz (TDD)	40-50	(7)	2041
	2500	MHz	40	(8)	2027-2031	(9)
	3.5	GHz (TDD)	100		2041
	26	GHZ	600		2041
(1) Telefônica Brasil uses high and low frequency spectrum in all regions of Brazil.
(2) States of AC, AM, AP, BA, DF, ES, GO, MA, MG, MS, MT, PA, PR, RJ, RO, RR, RS, SC, SE, SP and TO - except for sectors PGO 3, 22, 25, 30 and 33
(3) Current licenses expire in 2028. ANATEL decided to limit their renewal until 2028, due to a future mandatory refarming process.
(4) 10 MHz in the State of MG; 5 MHz in the States of AM, RR, AP, PA, MA, BA, SE and SP - except for municipalities with CN 11.
(5) Regional licenses: expiration and renewal dates depend on the region.
(6) Bandwidth varies by region.
(7) 50 MHz in the southeastern region of Brazil (except the state of SP and Sector 3 of PGO); 40 MHz in the state of SP (except Sector 33 of PGO), and in the northern and central-western regions of Brazil (except Sectors 22 and 25 of PGO).
(8) 40 MHz is the most common bandwidth but may increase up to 60 MHz in some regions.
(9) The initial term of Band X will expire in 2027 and Band P in 2031.

HISPANOAMÉRICA	Frequency		Bandwidth (MHz)	Year of Exp. Date
Argentina	700	MHz	20	2033
	850	MHz (AMBA)	30	Indefinite
	850	MHz (Sur)	25	Indefinite
	1900	MHz (AMBA)	20	Indefinite
	1900	MHz (Norte)	50	Indefinite
	1900	MHz (Sur)	25	Indefinite
	1700	MHz/2100 MHz	20	2033
	2600	MHz	30	2035	(1)
	3.5	GHz (TDD)	50	2043
Chile	700	MHz	20	2045
	850	MHz	25	Indefinite
	1900	MHz	20	2032	(2)
	2600	MHz	40	2043
	2600	MHz (TDD)	12	2038	(3)
	3.5	GHz	50	2051
Colombia	700	MHz	20	2040	(4')
	850	MHz	25	2025	(4)
	1700	MHz/2100 MHz	30	2025	(4)
	1900	MHz	15	2025	(4)
	1900	MHz	15	2041	(5)
	3.5	GHz (TDD)	80	2044	(4')
Ecuador	850	MHz	25	2025	(5')
	1900	MHz	60	2025	(5')
Peru	450	MHz (Lima and Callao)	10	2028	(6)
	700	MHz	30	2036
	850	MHz	25	2030	(6')
	900	MHz (Lima and Callao)	10	2028
	900	MHz (Rest of provinces)	16	2028
	1700	MHz/2100 MHz	40	2033
	1900	MHz (Lima and Callao)	25	2030
	1900	MHz (Rest of provinces)	25	2018	(7)
	3.5	GHz	50	2027
Uruguay	700	MHz	30	2037
	850	MHz	25	2044	(8)
	1900	MHz	20	2042/2044	(8')
	1900	MHz	40	2033
	2600	MHz	40	2045
	3.5	GHz (TDD)	100	2048
Venezuela	850	MHz	25	2027	(9)
	1900	MHz	50	2027	(9)
	1700	MHz/2100 MHz	20	2027	(9)
	2600	MHz	40	2029
	3.5	GHz	50	2026	(10)
(1) Covering 65% of the population.
(2) 10MHz sold in 2021 as a result of the ‘Subtel’ (Chilean National Regulator) proposal to comply with the High Court resolution (June 2018) that mandates operators to return certain amount of spectrum they acquired in the 700MHz auction in 2014.
(3) Only in Metropolitan Region.
(4) Spectrum licenses extended until September 2025.
(4') Spectrum licenses part of the UTE with Tigo Colombia.
(5) Renewed for 20 years.
(5') Concesion extended until February 2025. Pending final renewal conditions.
(6) Spectrum returned except in the Provinces of Lima and Callao
(6') Provinces of Lima and Callao: expiration date of March 2030; rest of provinces in December 2030.
(7) In process of renewal. Extension requested on May 30, 2016. According to the regulation, the license maintains its validity until the Ministry of Transport and Communications decides over the request presented.
(8) 25 MHz has been renewed for 20 years until 2044.
(8')10 MHz has been renewed for 20 years until 2044; 10 MHz has been renewed for 20 years until in 2042.
(9) Renewed for 5 years.
(10) Available for Fixed Wireless Access licenses.
Telefónica seeks to use its spectrum in the most efficient way, implementing 5G and LTE-Advanced where possible.
Besides the spectrum assets included in the above tables, Telefónica owns other assets of spectrum used for other services in higher frequency ranges (above 6 GHz), including access transport.